                                                                  EXHIBIT 10.14




                     CONSENT TO SECTION 10 OF SECOND AMENDMENT

         CONSENT TO SECTION 10 OF SECOND AMENDMENT, dated as of April 15, 1999 (this "CONSENT"), to the Credit Agreement, dated as of June 9, 1998
(the "CREDIT AGREEMENT"), as amended by the First Amendment, dated as of August 11, 1998, each among U.S. OFFICE PRODUCTS COMPANY, a Delaware corporation ( the "BORROWER"), BLUE STAR GROUP LIMITED, a New Zealand corporation ("BLUE STAR GROUP"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), BANKERS TRUST COMPANY, a New York banking corporation, as syndication agent (in such capacity, the "SYNDICATION AGENT"), MERRILL LYNCH CAPITAL CORPORATION, a Delaware corporation, as documentation agent for the Lenders hereunder (in such capacity, the "DOCUMENTATION AGENT"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT").

                                 WITNESSETH:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

         WHEREAS, the Borrower is requesting the consent of the Basic Lenders to the Second Amendment, dated the date hereof (the "SECOND AMENDMENT"), amending the Credit Agreement in several respects; and

         WHEREAS, Section 10 of the Second Amendment constitutes a waiver of
Section 8.17 of the Credit Agreement; and

         WHEREAS, pursuant to Section 12.1(a) of the Credit Agreement, the consent of the Required Lenders is required to effect any waiver of Section
8.17 of the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and the following term shall have the following meaning:

         "ADDITIONAL EQUITY INVESTMENT": the purchase by the Equity Investors and/or their Affiliates, upon or after the effectiveness of the Second Amendment to this Agreement, dated as of April 15, 1999, of equity securities of the Borrower resulting in the payment to the Borrower of gross cash proceeds of at least $50,000,000.

Unless otherwise indicated, all Schedule, Section and subsection references are to the Credit Agreement.

       SECTION 2. WAIVER OF SUBSECTION 8.17. Subsection 8.17 is hereby waived to permit the Borrower to use the Net Cash Proceeds of the Additional Equity Investment to repurchase the Senior Subordinated Notes for an aggregate purchase price not to exceed the amount equal to (A) the Net Cash Proceeds of the Additional Equity Investment MINUS (B) the sum of (x) the aggregate amount of acquisitions made pursuant to subsection 8.10 in reliance upon such Net Cash Proceeds and (y) the aggregate amount of Capital Expenditures made pursuant to subsection 8.8 in reliance upon such Net Cash Proceeds.

       SECTION 3. REPRESENTATIONS AND WARRANTIES. After giving effect to this Consent, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

       SECTION 4. CONDITIONS TO EFFECTIVENESS. This Consent to Section 10 of the Second Amendment shall become effective, if at all, simultaneously with (and not after) the effectiveness of the Second Amendment upon (a) receipt by the Administrative Agent of counterparts of this Consent, duly executed and delivered by the Borrower and Blue Star Group, (b) the consent of the Required Lenders (whether such consent is contained in the Second Amendment or in this Consent) and (c) receipt by the Administrative Agent from the Borrower for the account of each Tranche B Term Loan Lender that duly executes and delivers this Consent of an amendment fee equal to 0.25% of such Lender's Tranche B Term Loans (it being understood that the Borrower shall be under no obligation to pay such fee to any Tranche B Term Loan Lender executing this Consent unless and until the consent of the Required Lenders shall have been obtained).

       SECTION 5. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Consent, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

       SECTION 6. CONTINUING EFFECT OF CREDIT AGREEMENT. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

       SECTION 7. GOVERNING LAW: COUNTERPARTS. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Consent may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Consent by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       U.S. OFFICE PRODUCTS COMPANY


                                       By: /s/ John C. Sorensen
                                           ------------------------------
                                           Title: John C. Sorensen
                                                  VP Finance


                                       BLUE STAR GROUP LIMITED


                                       By: /s/ Maurice G. Kidd
                                           ------------------------------
                                           Title: Maurice G. Kidd
                                                  Director

                                       BAY HARBOUR PARTNERS LTD., as a Lender


                                       By: /s/ JEFFREY B. WERTHEIM
                                           ------------------------------
                                           Name:  Jeffrey B. Wertheim
                                           Title: Vice President

                                       ALLSTATE INSURANCE COMPANY, as a Lender


                                       By: /s/ JERRY D. ZINKULA
                                           ------------------------------
                                           Name:  Jerry D. Zinkula
                                           Title: Authorized Signatory




                                       By: /s/ CHARLES D. MIRES
                                           ------------------------------
                                           Name:  Charles D. Mires
                                           Title: Authorized Signatory

                                        ALLSTATE LIFE INSURANCE COMPANY, as a
                                        Lender


                                       By: /s/ JERRY D. ZINKULA
                                           ------------------------------
                                           Name:  Jerry D. Zinkula
                                           Title: Authorized Signatory




                                       By: /s/ CHARLES D. MIRES
                                           ------------------------------
                                           Name:  Charles D. Mires
                                           Title: Authorized Signatory

                                       ARCHIMEDES FUNDING II, Ltd.

                                       By: ING Capital Advisors, LLC
                                           As Collateral Manager


                                       By: /s/ STEVEN GORSKI
                                           ------------------------------
                                           Name:  Steven Gorski
                                           Title: Vice President &
                                                  Senior Credit Analyst

                                       ARES LEVERAGED INVESTMENT FUND, L.P.,
                                       as a Lender

                                       By: ARES Management, L.P.


                                       By: /s/ MERRITT S. HOOPER
                                           ------------------------------
                                           Name:  Merritt S. Hooper
                                           Title: V.P.

                                       ARES LEVERAGED INVESTMENT FUND, II, L.P., as a Lender

                                       By: ARES Management II, L.P.


                                       By: /s/ MERRITT S. HOOPER
                                           ------------------------------
                                           Name:  Merritt S. Hooper
                                           Title: V.P.

                                       FIRST DOMINION FUNDING, I, as a Lender


                                       By: /s/ ANDREW MARSHANK
                                           ------------------------------
                                           Name:  Andrew Marshank
                                           Title:

                                       PACIFICA PARTNERS LLP, as a Lender


                                       By: /s/ Michael J. Bagevich
                                           ------------------------------
                                           Name:  Michael J. Bagevich
                                           Title: Senior Vice President

                                       PARIBAS CAPITAL FUNDING LLC, as a Lender


                                       By: /s/ JEFFREY J. YOULE
                                           ------------------------------
                                           Name:  Jeffrey J. Youle
                                           Title: Director

                                       PILGRIM AMERICA HIGH INCOME
                                       INVESTMENTS LTD.

                                       By: Pilgrim Investments, Inc.
                                           as its investment manager


                                       By: /s/ JEFFREY A. BAKALAR
                                           ------------------------------
                                           Name:  Jeffrey A. Bakalar
                                           Title: Vice President

PAM CAPITAL FUNDING, L.P.
By: Highland Capital Management, L.P.
    as Collateral Manager


By: /s/ MARK K. OKADA CFA
    ------------------------------
Name:  Mark K. Okada CFA
Title: Executive Vice President
       Highland Capital Management L.P.




Pamco Cayman Ltd.
By: Highland Capital Management, L.P.
    as Collateral Manager


By: /s/ MARK K. OKADA CFA
    ------------------------------
Name:  Mark K. Okada CFA
Title: Executive Vice President
       Highland Capital Management L.P.




ML CBO IV (Cayman)
By: Highland Capital Management, L.P.
    as Collateral Manager


By: /s/ MARK K. OKADA CFA
    ------------------------------
Name:  Mark K. Okada CFA
Title: Executive Vice President
       Highland Capital Management L.P.

                                       ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                       By: Pilgrim Investments, Inc.
                                           as its investment manager


                                       By: /s/ JEFFREY A. BAKALAR
                                           ------------------------------
                                           Name:  Jeffrey A. Bakalar
                                           Title: Vice President

                                       MOUNTAIN CLO TRUST, as a Lender


                                       By: /s/ TEIJI TERAMOTO
                                           ------------------------------
                                           Name:  Teiji Teramoto
                                           Title: Authorized Signatory

                                       TCW LEVERAGED INCOME TRUST II, L.P.

                                       By: TCW Advisers (Bermuda), Ltd.
                                           as General Partner


                                       By: /s/ MARK L. GOLD
                                           ------------------------------
                                           Name:  Mark L. Gold
                                           Title: Managing Director




                                       By: TCW Investment Management Company
                                           as Investment Adviser


                                       By: /s/ JONATHAN R. INSULL
                                           ------------------------------
                                           Name:  Jonathan R. Insull
                                           Title: Vice President

                                       CYPRESSTREE INVESTMENT FUND, LLC, as a
                                       Lender

                                       By: CypressTree Investment Management
                                           Company, Inc. its Managing Member


                                       By: /s/ DAVID M. LOCHIATTO
                                           ------------------------------
                                           Name:  David M. Lochiatto
                                           Title: Associate

                                       CYPRESSTREE INVESTMENT PARTNERS, II,
                                       as a Lender

                                       By: CypressTree Investment Management
                                           Company, Inc. as Portfolio Manager


                                       By: /s/ DAVID M. LOCHIATTO
                                           ------------------------------
                                           Name:  David M. Lochiatto
                                           Title: Associate

                                       MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                       By: /s/ GEORGE D. PELOSE
                                           ------------------------------
                                           Name:  George D. Pelose
                                           Title: Authorized Signatory




                                       MERRILL LYNCH PRIME RATE PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                       By: /s/ GEORGE D. PELOSE
                                           ------------------------------
                                           Name:  George D. Pelose
                                           Title: Authorized Signatory




                                       MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                       INCOME STRATEGIES PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                       By: /s/ GEORGE D. PELOSE
                                           ------------------------------
                                           Name:  George D. Pelose
                                           Title: Authorized Signatory

                                       AERIES FINANCE LTD., as a Lender

                                       By: /s/ ANDREW IAN WIGNALL
                                           ------------------------------
                                           Name:  Andrew Ian Wignall
                                           Title: Director

                                       AMARA-1 FINANCE LTD., as a Lender


                                       By: /s/ ANDREW IAN WIGNALL
                                           ------------------------------
                                           Name:  Andrew Ian Wignall
                                           Title: Director




                                       AMARA-2 FINANCE LTD., as a Lender


                                       By: /s/ ANDREW IAN WIGNALL
                                           ------------------------------
                                           Name:  Andrew Ian Wignall
                                           Title: Director

                                       CAPTIVA FINANCE LTD., as a Lender
                                       By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                           Name:
                                           Title:

                                       CERES FINANCE LTD., as a Lender
                                       By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                           Name:
                                           Title:

                                       STRATA FUNDING LTD., as a Lender
                                       By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                           Name:
                                           Title:

                                       KZH CYPRESSTREE-1 LLC, as a Lender


                                       By: /s/ VIRGINIA CONWAY
                                           ------------------------------
                                           Name:  Virginia Conway
                                           Title: Authorized Agent




                                       KZH CYPRESSTREE-2 LLC, as a Lender


                                       By: /s/ VIRGINIA CONWAY
                                           ------------------------------
                                           Name:  Virginia Conway
                                           Title: Authorized Agent

                                       KZH SHENKMAN LLC, as a Lender


                                       By: /s/ VIRGINIA CONWAY
                                           ------------------------------
                                           Name:  Virginia Conway
                                           Title: Authorized Agent




                                       KZH SOLEIL-2 LLC, as a Lender


                                       By: /s/ VIRGINIA CONWAY
                                           ------------------------------
                                           Name:  Virginia Conway
                                           Title: Authorized Agent

                                       MORGAN STANLEY SENIOR FUNDING, INC.
                                       as a Lender


                                       By: /s/ CHRISTOPHER A. PUCILLO
                                           ------------------------------
                                           Name:  Christopher A. Pucillo
                                           Title: Vice President

                                       MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST, as a Lender


                                       By: /s/ Sheila Finnerty
                                           ------------------------------
                                           Name:  Sheila Finnerty
                                           Title: Vice President

                                       VAN KAMPEN PRIME RATE INCOME TRUST,
                                       as a Lender


                                       By: /s/ JEFFREY W. MAILLET
                                           ------------------------------
                                           Name:  Jeffrey W. Maillet
                                           Title: Senior Vice President &
                                                  Director




                                       VAN KAMPEN SENIOR INCOME TRUST,
                                       as a Lender


                                       By: /s/ JEFFREY W. MAILLET
                                           ------------------------------
                                           Name:  Jeffrey W. Maillet
                                           Title: Senior Vice President &
                                                  Director

                                       VAN KAMPEN SENIOR FLOATING RATE FUND,
                                       as a Lender


                                       By: /s/ JEFFREY W. MAILLET
                                           ------------------------------
                                           Name:  Jeffrey W. Maillet
                                           Title: Senior Vice President &
                                                  Director




                                       VAN KAMPEN CLO II, LIMITED, as a Lender

                                       By: VAN KAMPEN MANAGEMENT INC., as
                                           Collateral Manager


                                       By: /s/ JEFFREY W. MAILLET
                                           ------------------------------
                                           Name:  Jeffrey W. Maillet
                                           Title: Senior Vice President &
                                                  Director